UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 9, 2015

EndoChoice Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37414	90-0886803
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11810 Wills Road Alpharetta, Georgia	30009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 682-3636

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 — Entry into a Material Definitive Agreement.

The description of the Indemnification Agreement in Item 5.02 below is incorporated into this Item 1.01 by reference.

ITEM 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Directors

As of September 9, 2015, the Board of Directors (the “Board”) of EndoChoice Holdings, Inc. (the “Company”) approved (1) an increase of the authorized size of the Board by two, from eight to ten, until the next stockholders’ meeting of the Company, at which point the size of the Board will automatically decrease from ten to eight, and (2) appointed David Mowry to the Board as a Class I member and Bill Enquist to the Board as a Class I member (collectively, the “New Directors”) to fill the new vacancies on the Board. Each of the New Directors began their service effective September 9, 2015.

The New Directors’ compensation for their services as directors will be consistent with that of the Company’s other non-employee directors, as described in the Company’s Registration Statement on Form S-1, as amended, filed with the Securities and Exchange Commission (the “SEC”) on May 5, 2015 (the “Registration Statement”).

In connection with New Directors’ appointment to the Board, the Company and each of Mr. Mowry and Mr. Enquist entered into the Company’s standard indemnification agreement, the form of which was filed with the SEC as Exhibit 10.30 to the Company’s Registration Statement.

Directors Not Standing for Re-Election at 2016 Annual Meeting

In addition, Dr. Uri Geiger and Rurik Vandevenne informed the Company that they do not intend to stand for re-election at the Company’s 2016 annual stockholders meeting following the expiration of their current terms. Both Dr. Geiger and Mr. Vandevenne advised the Company that each of their decisions to not stand for re-election did not involve any disagreement with the Company. In connection with Dr. Geiger and Mr. Vandevenne’s decision not to stand for re-election, the Compensation Committee approved a resolution to fully vest their outstanding restricted stock awards when each of Dr. Geiger and Mr. Vandevenne depart from the Board. Following the departures of Dr. Geiger and Mr. Vandevenne from the Board, the Board expects to reduce its size back to eight directors.

The Company issued a press release on September 9, 2015 announcing the appointment of the New Directors and plans for the future retirement of Dr. Geiger and Mr. Vandevenne, a copy of which is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

ITEM 9.01 — Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2015.

ENDOCHOICE HOLDINGS, INC.

By:	/s/ David N. Gill
David N. Gill
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 9, 2015.